                                                                   EXHIBIT 17(e)


                              POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Robert P. Condon, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of October, 2002.









                                   By:      /s/ Robert P. Condon
                                            -------------------------------
                                            Robert P. Condon

                                            Trustee

                              POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Robert T. Condon, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of October, 2002.









                                   By:      /s/ Judith L. Craven
                                            ---------------------------------
                                            Dr. Judith L. Craven

                                            Trustee

                              POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Robert T. Condon, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of October, 2002.









                                   By:      /s/ Paige T. Davis
                                            ---------------------------------
                                            Paige T. Davis

                                            Trustee

                              POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Robert T. Condon, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of October, 2002.









                                   By:      /s/ William F. Devin
                                            -----------------------------------
                                            William F. Devin

                                            Trustee

                              POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Robert T. Condon, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of October, 2002.









                                   By:      /s/ Timothy J. Ebner
                                            ---------------------------------
                                            Dr. Timothy J. Ebner

                                            Trustee

                              POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Robert T. Condon, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of October, 2002.









                                   By:      /s/ Gustavo E. Gonzales, Jr.
                                            ---------------------------------
                                            Judge Gustavo E. Gonzales, Jr.

                                            Trustee

                              POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Robert T. Condon, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of October, 2002.









                                   By:      /s/ Norman Hackerman
                                            --------------------------------
                                            Dr. Norman Hackerman

                                            Trustee

                              POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Robert T. Condon, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of October, 2002.









                                   By:      /s/ Peter A. Harbeck
                                            ---------------------------------
                                            Peter A. Harbeck

                                            Trustee

                              POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Robert T. Condon, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of October, 2002.









                                          By:      /s/ John W. Lancaster
                                                   --------------------------
                                                   Dr. John W. Lancaster

                                                   Trustee

                              POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Robert T. Condon, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of October, 2002.









                                   By:      /s/ Kenneth J. Lavery
                                            ---------------------------------
                                            Kenneth J. Lavery

                                            Trustee

                              POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Robert T. Condon, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of October, 2002.









                                   By:      /s/ Ben H. Love
                                            ---------------------------------
                                            Ben H. Love

                                            Trustee

                              POWER OF ATTORNEY

         KNOW ALL BY THESE PRESENTS, that the undersigned, Trustee of VALIC Company II, does hereby constitute and appoint Robert T. Condon, Nori L. Gabert, Gregory R. Kingston and Robert M. Zakem, or any of them, the true and lawful attorneys-in-fact of the undersigned with respect to all matters arising in connection with Registration Statements of VALIC Company II and any and all amendments (including post-effective amendments) thereto, in the capacity indicated below, and to file the same, together with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and any state securities authorities. The undersigned hereby ratifies and confirms all that said attorney-in-fact and agent, or his or her substitutes, may lawfully do or cause to be done by virtue hereof.



         IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of October, 2002.









                                   By:      /s/ John E. Maupin, Jr.
                                            ---------------------------------
                                            Dr. John E. Maupin, Jr.

                                            Trustee